CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Guitron International Inc. (the "Company") on Form 10-KSB for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Paul Okulov, President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 7, 2003	By:	/s/ PAUL OKULOV Name: Paul Okulov Title: President (Principal Executive Officer)